Exhibit 99-2

UNAUDITED PRO FORMA COMBINED CONSOLIDATED CONDENSED
STATEMENTS OF OPERATIONS

The following unaudited pro forma combined consolidated condensed statements of operations have been prepared to give effect to the acquisition of Eyretel plc (“Eyretel”) by Witness Systems, Inc. (the “Company”) as if it had occurred on January 1, 2002, using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined consolidated condensed statements of operations.

The annual unaudited pro forma combined consolidated condensed statement of operations for the year ended December 31, 2002 has been prepared by combining the Company’s historical consolidated statement of operations for the fiscal year ended December 31, 2002 with the statement of operations of Eyretel for the 11 month and 21 day period ended March 21, 2003 on a U.S. GAAP basis, plus the results of Eyretel’s operations from March 22 – 31, 2003.    The results should be read in conjunction with the historical financial statements and related footnotes of the Company for the year ended December 31, 2002 and of Eyretel for the period ended March 21, 2003.

The quarterly unaudited pro forma combined consolidated condensed statement of operations is based upon the historical financial statements of the Company for the three months ended March 31, 2003, which includes the operations of Eyretel for the period March 22 – 31, 2003, plus the operations of Eyretel for the period January 1 – March 21, 2003 on a U.S. GAAP basis.  Eyretel’s results of operations for the period January 1 – March 31, 2003 are included in both the annual and quarterly unaudited pro forma combined consolidated condensed statements of operations.

A pro forma balance sheet as of March 31, 2003 is not presented within since the Company’s March 31, 2003 condensed consolidated balance sheet, as previously filed with the Securities and Exchange Commission on report Form 10-Q for the quarter ended March 31, 2003, reflects the acquisition of Eyretel.

The pro forma data are intended for informational purposes only and should not be considered indicative of future results of operation of the Company subsequent to the acquisition. You should not assume that the Company and Eyretel would have achieved the pro forma results if the acquisition had occurred as of January 1, 2002.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED CONDENSED
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002 (WITNESS)
AND THE YEAR ENDED MARCH 31, 2003 (EYRETEL)
(in thousands, except per share data)

	Historical
	Witness Systems, Inc. Year ended December 31, 2002	Eyretel plc Year ended March 31, 2003	Pro Forma Adjustments (Note 2)		Pro Forma Combined

Revenue	$67,686	$73,219	$		$140,905
Cost of revenue	13,418	32,760			46,178
Gross profit	54,268	40,459			94,727
Operating expenses:
Selling, general and administrative	40,439	50,393	6,528	(a)	97,360
Research and development	15,090	6,632			21,722
Merger related costs	—	2,681	(2,681	)(c)	—
Operating loss	(1,261)	(19,247)	(3,847)		(24,355)
Interest and other income, net	1,570	1,587	(1,585)	(e)	1,572
Income (loss) before provision for income taxes	309	(17,660)	(5,432)		(22,783)
Provision (benefit) for income taxes	261	(111)			150
Net income (loss)	$48	$(17,549)	$(5,432)		$(22,933)

Net income (loss) per share:
Basic	$0.00	$(0.13)			$(1.01)
Diluted	$0.00	$(0.13)			$(1.01)
Weighted average common shares:
Basic	22,626	137,113			22,626
Diluted	23,524	137,113			22,626

The accompanying notes are an integral part of these unaudited pro forma financial statements.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED CONDENSED
STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2003 (WITNESS)
AND JANUARY 1 – MARCH 21, 2003 (EYRETEL)
(in thousands , except per share data)

	Historical
	Witness Systems, Inc. Three months ended March 31, 2003	Eyretel plc The period from January 1 to March 21, 2003	Pro Forma Adjustments (Note 2)		Pro Forma Combined

Revenue	$17,228	$13,921	$		$31,149
Cost of revenue	4,516	5,904			10,420
Gross profit	12,712	8,017			20,729
Operating expenses:
Selling, general and administrative	10,363	18,677	1,432	(a)	30,472
Research and development	3,799	873			4,672
Acquired in-process research and development	7,840	—	(7,840	)(b)	—
Merger related costs	1,964	2,669	(3,546	)(c)	1,087
Operating loss	(11,254)	(14,202)	9,954		(15,502)
Interest and other income, net	525	330	101	(d)	632
			(324	)(e)
Loss before provision for income taxes	(10,729)	(13,872)	9,731		(14,870)
Provision (benefit) for income taxes	84	(103)			(19)
Net loss	$(10,813)	$(13,769)	$9,731		$(14,851)

Net loss per share:
Basic	$(0.49)	$(0.10)			$(0.68)
Diluted	$(0.49)	$(0.10)			$(0.68)
Weighted average common shares:
Basic	21,903	137,113			21,903
Diluted	21,903	137,113			21,903

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Notes to the Unaudited Pro Forma Combined Consolidated Condensed
Statements of Operations
(dollars in thousands)

1.                  Basis of Presentation

The unaudited pro forma combined consolidated condensed statement of operations for the year ended December 31, 2002 has been prepared by combining the Company’s historical consolidated statement of operations for the fiscal year ended December 31, 2002 with the statement of operations of Eyretel for the 11 months and 21 days period ended March 21, 2003 on a U.S. GAAP basis, plus the results of Eyretel’s operations from March 22 – 31, 2003.

The quarterly unaudited pro forma combined consolidated condensed statement of operations is based upon the historical financial statements of the Company for the three months ended March 31, 2003, which includes the operations of Eyretel for the period March 22 – 31, 2003, and the operations of Eyretel for the period from January 1, 2003 to March 21, 2003 on a U.S. GAAP basis.

The unaudited pro forma combined consolidated condensed financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements, including notes thereto of each of the Company and Eyretel.  The Company’s consolidated financial statements are included in its Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the S.E.C.  Eyretel’s consolidated financial statements are included in this Form 8-K/A under Item 7(a).  Adjustments have been made to convert Eyretel’s historical financial statements from a U.K. GAAP basis to a U.S. GAAP basis and from pounds sterling to U.S. dollars using an exchange rate of $1.58.

The unaudited pro forma combined consolidated condensed statements of operations give effect to the acquisition as if it occurred on January 1, 2002.  The unaudited pro forma combined consolidated condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved had the acquisition been completed as of the date indicated above or the results that may be attained in the future.

2.                  Pro Forma Adjustments and Assumptions

The pro forma adjustments reflected in the unaudited pro forma combined consolidated condensed financial statements represent estimated values and amounts based on available information and do not reflect cost savings and synergies that management believes would have resulted had the acquisition been completed as of January 1, 2002. The allocation of the purchase price to the assets acquired and the liabilities assumed is preliminary and has not yet been completed.  The actual adjustments that will result from the acquisition may differ materially from the adjustments presented in this Form 8-K/A.

Pro forma adjustments to the statements of operations:

a.               To record the additional amortization of identifiable intangible assets acquired from Eyretel ($6,528 for the year and $1,432 for the three months, which is net of $200 recorded during the period March 22-31, 2003).

b.              To reverse the IPR&D charge resulting from the acquisition of Eyretel.

c.               To reverse merger related expenses including Eyretel’s direct acquisition costs ($2,681 for the year and for the three months) and Witness’ direct acquisition cost representing a sterling based forward exchange contract to hedge the dollar cost of the acquisition ($865 for the three months).

d.              To reverse losses recorded by Witness while accounting for its investment in Eyretel under the equity method from February 26, 2003 to March 21, 2003.

e.               To reverse interest income that would not have been earned had the acquisition occurred on January 1, 2002.

3.                  Financial Statement Classification

To facilitate the combination of financial information for pro forma purposes, certain Eyretel balances have been reclassified in order to conform to Witness’ financial statement presentation.

4.                  Change in Previously Reported Pro Forma Information

Supplemental pro forma information for the three months ended March 31, 2003, reflecting the acquisition of Eyretel as if it occurred on January 1, 2002, as reported in the Form 10-Q for the quarterly period ended March 31, 2003 reflected a pro forma net loss of $(8,208) and a pro forma net loss per share of $(0.37) as compared to the pro forma net loss of $(14,851) and pro forma net loss per share of $(0.68) shown here. The primary difference is the result of revisions to the pro forma adjustments and to the conversion of Eyretel's U.K. GAAP financial statements to U.S. GAAP.